EXHIBIT 23 - CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





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                          [ARTHUR ANDERSEN LETTERHEAD]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 2002, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 33-44393.

                                                     /s/ ARTHUR ANDERSEN LLP

March 25, 2002



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